UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

May 3, 2011

Viasystems Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15755 (Commission File Number)	75-2668620 (IRS Employer Identification Number)

101 South Hanley Road, Suite 1800, St. Louis, MO		63105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 727-2087

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

 On May 3, 2011, Viasystems Group, Inc. (the "Registrant" or "Viasystems") issued a press release announcing Viasystems' first quarter 2011 earnings.

Previously, on April 19, 2011, Viasystems issued a press release announcing Viasystems First Quarter 2011 Results Conference Call on May 3, 2011 at 1:00 p.m. Eastern Standard Time.

A copy of May 3, 2011, the press release issued by the Registrant is attached as an exhibit hereto.

 Item 7.  Financial Statements and Exhibits.
(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits.

99.1           Press Release issued by the Registrant on May 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 3, 2011

VIASYSTEMS GROUP, INC.

By:      /s/ Christopher R. Isaak
           Christopher R. Isaak
    Vice President, Corporate Controller
    and Chief Accounting Officer